                                                                    EXHIBIT 10.1


                        SCHEDULE OF BANK UNITED MORTGAGES
                 WHICH ARE SUBSTANTIALLY IN THE FORM OF MORTGAGE
                 ATTACHED AS EXHIBIT 10.53 TO THE COMPANY'S FORM
                       10-K FOR THE PERIOD ENDING 12/31/98

                                                                                                                          DATE OF
MORTGAGOR              FACILITY NAME                            LOCATION                           MORTGAGE AMOUNT        MORTGAGE
---------              -------------                            --------                           ---------------        --------
ALS Holdings, Inc.     Alterra Clare Bridge of Southern         101 Bruce Wood Road                   $3,244,249        June 4, 1999
                       Pines                                    Southern Pines, NC  28387-5144

ALS Holdings, Inc.     Alterra Clare Bridge Cottage of          160 Elephant Rd.                      $2,026,006        June 4, 1999
                       Dublin Borough                           Dublin, PA  18917-2202

ALS Holdings, Inc.     Alterra Clare Bridge Cottage of Vero     420 4th Ct.                           $2,325,000       June 11, 1999
                       Beach                                    Vero Beach, FL  32962-1812

ALS Holdings, Inc.     Alterra Sterling House of Vero Beach     410 4th Ct.                           $3,150,000       June 11, 1999
                                                                Vero Beach, FL  32962-1812

ALS Holdings, Inc.     Alterra Clare Bridge Cottage of          710 South Lake Street                 $2,813,522       June 30, 1999
                       Leesburg                                 Leesburg, FL  34748-7316

ALS Holdings, Inc.     Alterra Clare Bridge Cottage of          1605 North Morrison Road              $2,707,813       June 30, 1999
                       Muncie                                   Muncie, IN  47304-5329

ALS Holdings, Inc.     Alterra Sterling House of Muncie         1601 North Morrison Road              $3,000,000       June 30, 1999
                                                                Muncie, IN  47304-5329

ALS Holdings, Inc.     Alterra Clare Bridge Cottage of          467 Sterling Drive                    $2,700,000       June 30, 1999
                       Florence                                 Florence, SC  29505

ALS Holdings, Inc.     Alterra Sterling House of Florence       3006 Hoffmeyer Road                   $2,700,000       June 30, 1999
                                                                Florence, SC  29501-7551

ALS Holdings, Inc.     Alterra Sterling House of Carrollton     1029 Seminole Trail                   $3,150,000       June 30, 1999
                                                                Carrollton, TX  75007-6275